SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2009

ADEONA PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan 48106
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                Results of Operations and Financial Condition

On May 15, 2009, Adeona Pharmaceuticals Inc. released its financial results for the quarter ended March 31, 2009.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference (the “Press Release”).

The information provided in the response to this Item 2.02 and the accompanying Exhibit 99.1 are being furnished under Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                Financial Statements and Exhibits

(d)           Exhibits.  The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	Press release regarding earnings issued by Adeona Pharmaceuticals Inc. dated May 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS INC.
Date: May 15, 2009	By: /s/ Steve H. Kanzer
Name: Steve H. Kanzer
Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release regarding earning issued by Adeona Pharmaceuticals Inc. dated May 15, 2009